UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 11, 2025

NXP Semiconductors N.V.
(Exact name of Registrant as specified in charter)

Netherlands	001-34841	98-1144352
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

60 High Tech Campus
Eindhoven
Netherlands	5656 AG
(Address of principal executive offices)	(Zip code)

+31	40	2729999
(Registrant’s telephone number, including area code)

NA
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Number of each exchange on which registered
Common shares, EUR 0.20 par value	NXPI	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933
(§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
                                            Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act      ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

NXP Semiconductors N.V. (the "Company") announced the results of its 2025 annual general meeting of shareholders held on June 11, 2025.

The Annual General Meeting of Shareholders voted upon the following resolutions:

1.    Adoption of the 2024 statutory annual accounts

For	Against	Abstain	Broker Non-Votes
213,038,203	82,443	107,080	14,913,637

2.    Granting discharge to the members of the Company’s Board of Directors (the “Board”) for their responsibilities in the financial year ended December 31, 2024

For	Against	Abstain	Broker Non-Votes
227,447,174	418,758	275,431	—

3a.    Re-appointment of Mr. Kurt Sievers as executive director with effect from June 11, 2025.

For	Against	Abstain	Broker Non-Votes
212,386,500	188,636	652,590	14,913,637

3b.    Re-appointment of Ms. Annette Clayton as non-executive director with effect from June 11, 2025.

For	Against	Abstain	Broker Non-Votes
212,475,907	627,918	123,901	14,913,637

3c.    Re-appointment of Mr. Anthony Foxx as non-executive director with effect from June 11, 2025

For	Against	Abstain	Broker Non-Votes
200,566,219	12,439,734	221,773	14,913,637

3d.    Re-appointment of Mr. Moshe Gavrielov as non-executive director with effect from June 11, 2025.

For	Against	Abstain	Broker Non-Votes
211,486,850	1,612,611	128,265	14,913,637

3e.    Re-appointment of Mr. Chunyuan Gu as non-executive director with effect from June 11, 2025.

For	Against	Abstain	Broker Non-Votes
212,961,403	135,154	131,169	14,913,637

3f.    Re-appointment of Ms. Lena Olving as non-executive director with effect from June 11, 2025.

For	Against	Abstain	Broker Non-Votes
212,443,968	655,746	128,012	14,913,637

3g.    Re-appointment of Ms. Julie Southern as non-executive director with effect from June 11, 2025.

For	Against	Abstain	Broker Non-Votes
190,395,689	22,710,573	121,464	14,913,637

3h.    Re-appointment of Ms. Jasmin Staiblin as non-executive director with effect from June 11, 2025.

For	Against	Abstain	Broker Non-Votes
212,836,160	269,749	121,817	14,913,637

3i.    Re-appointment of Mr. Gregory L. Summe as non-executive director with effect from June 11, 2025

For	Against	Abstain	Broker Non-Votes
205,640,024	7,394,945	192,757	14,913,637

3j.    Re-appointment of Mr. Karl-Henrik Sundström as non-executive director with effect from June 11, 2025

For	Against	Abstain	Broker Non-Votes
194,149,113	18,942,099	136,514	14,913,637

4.    Authorization of the Board to issue ordinary shares of the Company (“ordinary shares”) and grant rights to acquire ordinary shares

For	Against	Abstain	Broker Non-Votes
227,091,915	912,218	137,230	—

5.    Authorization of the Board to restrict or exclude pre-emption rights accruing in connection with an issue of shares or grant of rights

For	Against	Abstain	Broker Non-Votes
225,082,866	2,788,596	269,901	—

6.    Authorization of the Board to repurchase ordinary shares

For	Against	Abstain	Broker Non-Votes
226,555,840	1,185,156	400,367	—

7.    Authorization of the Board to cancel ordinary shares held or to be acquired by the Company

For	Against	Abstain	Broker Non-Votes
227,628,021	364,915	148,427	—

8.    Re-appointment of E&Y Accountants B.V as independent auditor of the Company for the fiscal year ending December 31, 2025.

For	Against	Abstain	Broker Non-Votes
227,687,644	258,690	195,029	—

9.     Approval on a non-binding, advisory basis of the compensation of our Named Executive Officers

For	Against	Abstain	Broker Non-Votes
199,950,221	12,730,674	546,831	14,913,637

Item 8.01 Other Events.

On June 12, 2025, the Board approved the payment of an interim dividend of $1.014 per ordinary share for the second quarter of 2025. The interim dividend will be paid on July 9, 2025 to shareholders of record as of June 25, 2025.

A copy of the Company's press release announcing the dividend payment is attached as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release dated June 12, 2025 entitled: “NXP Semiconductors Announces Quarterly Dividend”.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NXP Semiconductors N.V.

By: /s/ Timothy Shelhamer
Name: Timothy Shelhamer
Title: SVP and Chief Corporate Counsel
Date: June 12, 2025